UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
Kenvue Inc.
(Name of registrant as specified in its charter)
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check all boxes that apply):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

KENVUE INC.

2025 Annual Meeting

Vote by May 21, 2025 11:59 PM ET. For shares held in a KENVUE INC. company employee savings plan, vote by May 19, 2025 5:00 PM ET.

KENVUE INC.
1 KENVUE WAY
SUMMIT, NJ 07901

V69803-P30530

You invested in KENVUE INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 22, 2025.**

Get informed before you vote

View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a free copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting

May 22, 2025
9:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/KVUE2025

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

	Voting Items	Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Richard E. Allison, Jr.	For
1b.	Seemantini Godbole	For
1c.	Melanie L. Healey	For
1d.	Sarah Hofstetter	For
1e.	Betsy D. Holden	For
1f.	Erica L. Mann	For
1g.	Larry J. Merlo	For
1h.	Thibaut Mongon	For
1i.	Kathleen M. Pawlus	For
1j.	Kirk L. Perry	For
1k.	Vasant Prabhu	For
1l.	Jeffrey C. Smith	For
1m.	Michael E. Sneed	For
2.	Approve, on a non-binding advisory basis, the compensation of Kenvue Inc.'s named executive officers.	For
3.	Ratify the appointment of PricewaterhouseCoopers LLP as Kenvue Inc.'s independent registered public accounting firm for 2025.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V69804-P30530